SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 20, 1998
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                         L-3 Communications Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                                   13-3937436
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    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
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              (Registrant's Telephone Number, Including Area Code)
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Item 2. Acquisition of Assets

     On February 5, 1998, L-3 Communications Corporation ("L-3 Communications") purchased the assets of the Satellite Transmission Systems division ("STS") of California Microwave, Inc. for approximately $27 million in cash subject to adjustment based on closing net assets. The Company used cash on hand to fund the purchase price. For the fiscal Year ended June 30, 1997, STS had sales of approximately $68 million. STS is a leading global satellite communication systems and services provider. Its customers include foreign post, telephone and telegraph administrations, domestic and international prime communications infrastructure contractors, telecommunication and satellite service providers, broadcasters and media-related companies, government agencies and large corporations.

Item. 5  Recent Development

     On February 10, 1998, L-3 Communications entered into a definitive agreement to purchase the assets of ILEX Systems, Inc. ("ILEX") for approximately $53 million in cash plus an earn-out based on future performance. In 1997, ILEX had sales of approximately $62 million. ILEX is a leading supplier of communication software support services to military and related government intelligence markets. ILEX also provides environmental consulting, software and systems engineering services and complementary products to several commercial markets.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      a. As of the date of this Report, it is impracticable for the Registrant to file audited financial statements of STS (Item 2.). The Registrant will file the required financial statements under cover of Form 8-K/A as soon as practicable but, in any event, not later than 60 days after this Report on Form 8-K is required to be filed.

     b. As of the date of this Report, it is impracticable for the Registrant to file any of the pro forma financial information required to be filed. The Registrant will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable but, in any event, not later than 60 days after this Report on Form 8-K is required to be filed.

     c.     Exhibits

            10.1 Asset Purchase Agreement between L-3 Communications Corporation and California Microwave, Inc. dated as of December 19, 1997.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         L-3 COMMUNICATIONS CORPORATION
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                                         Registrant


Date February 20, 1998                   By: /s/ Robert LaPenta
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